UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: October 30, 2006

                               CTD HOLDINGS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

   Florida                    0-24930                        59-3029743
--------------------------------------------------------------------------------
(State or other         Commission File No.      IRS Employer Identification No.
jurisdiction of
incorporation)


               27317 NW 78th Avenue, High Springs, Florida, 32643
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 386-454-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On October 30, 2006, Registrant received an "Action by Written Consent of the Shareholders of CTD Holdings, Inc." signed by Barry A. Rothman, as President of Elite Entertainment Group, Inc., purporting to remove all directors of Registrant other than Rick Strattan and electing Ms. Jayme Dorrough as director. Registrant does not believe Eline Entertainment Group, Inc. has the power to take such action and that the action is in violation of the parties' Amended Share Exchange Agreement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 1, 2006          CTD HOLDINGS, INC.
                                 Registrant

                                 /s/ C.E. Rick Strattan
                                 --------------------------------------
                                 C.E. RICK STRATTAN, President, Chief
                                 Executive Officer, and Chief Financial Officer